UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported)  August  25,  2004

                           TelePlus Enterprises, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-49628             98-0045023
----------------------------         -------------        ------------------
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)



            465 St.Jean, Suite 601, Montreal, Quebec, Canada H2Y 2R6
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's  telephone  number,  including  area  code  (514)  344-0778


                                      N/A
                         ------------------------------
                        (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective August 25, 2004, the client-auditor relationship between TelePlus Enterprises, Inc. (the "Company") and Bateman & Co., Inc., P.C. ("Bateman") ceased as the former principal independent accountant was dismissed. On that same day, the Company engaged Lopez, Blevins, Bork & Associates, LLP ("Lopez") as the Company's principal independent accountant to audit the Company's financial statements for the fiscal year ended December 31, 2004. The decision to change accountants from Bateman to Lopez was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors. Bateman succeeded Malone & Bailey, PLLC ("Malone"). Bateman served as the Company's independent public accountant from August 16, 2004 to the date of Bateman's dismissal. Bateman reviewed the Company's financial statements for the interim period ended June 30, 2004; however, Bateman did not audit or issue any report on the Company's financial statements. The Company previously provided the disclosure required by Item 304 of Regulation S-B regarding the change of accountants from Malone to Bateman, including a letter from Malone, on its Form 8-K filed with the Securities and Exchange Commission (the "Commission") on August 16, 2004. The auditing partner in charge of auditing the Company's financial statements has remained the same, but he left Malone, joined Bateman for brief period of time, and left Bateman to start Lopez which is now a registered public accounting firm.

Malone served as the Company's principal independent accountant for the fiscal year ended December 31, 2003. Malone's report dated April 5, 2004, on the consolidated balance sheet of the Company as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, comprehensive income and cash flows for each of the two years then ended, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, and the interim period up to and including the date the relationship with Bateman ceased, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's fiscal years ended December 31, 2002 and 2003, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, and the interim period up to and including the date the relationship with Bateman ceased, there have been no disagreements with Malone or Bateman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Malone or Bateman would have caused Malone or Bateman (had Bateman issued a report) to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. There have been no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B during the Company's two most recent fiscal years ended December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, and the interim period up to and including the date the relationship with Bateman ceased.

The Company has authorized Bateman to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's principal independent accountant. The Company has requested that Bateman review the disclosure and Bateman has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Lopez regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions) between the Company and Bateman, the Company's previous principal independent accountant, as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) during the Company's two most recent fiscal years ended December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, and any interim period up to and including the date the relationship with Bateman ceased. Neither has the Company received any written report nor any oral advice concluding that there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

Lopez has reviewed the disclosure in this Report before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 of Regulation S-B. Lopez did not furnish such a letter to the Commission.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits.

     Exhibit  No.     Description
     ------------     -----------

     16.1(1)     Letter  from  Malone  &  Bailey,  PLLC
     -------     --------------------------------------

     16.2*       Letter  from  Bateman  &  Co.,  Inc.,  P.C.
     -----     -------------------------------------------

(1) Filed as Exhibit 16.1 to the Form 8-K filed on August 16, 2004, and incorporated herein by reference.

*    Filed  herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPLUS  ENTERPRISES,  INC.

By:  /s/  Marius  Silvasan
     ---------------------
     Marius  Silvasan
     Chief  Executive  Office

Dated:  August  25,  2004

Exhibit  16.2



August  25,  2004

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:     TelePlus  Enterprises,  Inc.
        Commission  File  Number  000-49628

We have read the statements that we understand TelePlus Enterprises, Inc. will include under Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.


Very  truly  yours,

/s/  Bateman  &  Co.,  Inc.,  P.C.
     -----------------------------

Bateman  &  Co.,  Inc.,  P.C.